SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2004

(Date of earliest event reported)

R&G FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Jesús T. Piñero Ave., Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibit is included with this Report:

          Exhibit 99.1 Press release dated April 19, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 19, 2004, R&G Financial Corporation (the “Company”) announced by press release its earnings for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION
	By:	/s/ Joseph R. Sandoval
Joseph R. Sandoval
Date: April 20, 2004		Executive Vice President and Chief Financial Officer